                                                                                               Registration Statement No. 333-141008

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2                                                                                 TERM SHEET
------------------------------------------------------------------------------------------------------------------------------------

           The following material is "ABS informational and computational material" used in reliance on Rule 167 under the
               Securities Act of 1933, as amended. The information in this term sheet is preliminary and is subject to completion or change.

------------------------------------------------------------------------------------------------------------------------------------
                                                        TERM SHEET SUPPLEMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     $555,678,000 (Approximate)
------------------------------------------------------------------------------------------------------------------------------------

                                                       Home Equity Loan Trust

                                                          Series 2007-ASAP2

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.
                                                             (Depositor)

                                   ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2
                                                          (Issuing Entity)
------------------------------------------------------------------------------------------------------------------------------------

                                                        Deutsche Bank [LOGO]

                                                            May 17, 2007

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 1

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information  provided by ACE Securities Corp. (the "Depositor") and is ABS informational and computational  material used in reliance on Securities Act Rule 167 (230.167).  Investors are urged to read the base  prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important  information.  Such documents may be obtained without charge at the Securities and Exchange  Commission's website.
The Commission file number for the related registration statement is 333-141008.  Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting  Deutsche Bank  Securities,  Inc.'s ("DBSI") trading desk at (212) 250-7730.
This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement  (collectively,  the  "Prospectus").  The  information in this term sheet is preliminary  and is subject to completion or change.  The information in this term sheet, if conveyed prior to the time of your  commitment to purchase,  supersedes  information contained in any prior similar term sheet relating to these securities. This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer,  solicitation or sale is not permitted.  You should consult your own counsel,  accountant,  and other  advisors as to the legal,  tax,  business,  financial  and related  aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/- 5% prior to issuance.  Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING
AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 2

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                              TERM SHEET SUPPLEMENT DATED May 17, 2007
                                                        ACE Securities Corp.
                                              Home Equity Loan Trust, Series 2007-ASAP2
                                                     $555,678,000 (Approximate)
                  All dollar amounts and percentages contained herein are subject to a permitted variance of +/- 5%

------------------------------------------------------------------------------------------------------------------------------------
                                                        Structure Overview
-----------------------------------------------------------------------------------------------------------------------------------
                                                   To 10% Optional Termination

         Class                        Approximate      Initial CE %*       Targeted CE % On/After        Expected Ratings
                                        Size ($)                               Step Down Date*                S / M
Offered Certificates:
           A-1                         $196,819,000  }                                                      AAA / Aaa
          A-2A                         $121,892,000  }                                                      AAA / Aaa
          A-2B                          $38,458,000  }     24.95%                   49.90%                  AAA / Aaa
          A-2C                          $47,807,000  }                                                      AAA / Aaa
          A-2D                          $34,705,000  }                                                      AAA / Aaa
           M-1                          $23,141,000        21.00%                   42.00%                  AA+ / Aa1
           M-2                          $21,676,000        17.30%                   34.60%                  AA+ / Aa2
           M-3                          $12,889,000        15.10%                   30.20%                  AA / Aa3
           M-4                          $11,131,000        13.20%                   26.40%                  AA / A1
           M-5                          $10,545,000        11.40%                   22.80%                  AA- / A2
           M-6                           $9,666,000         9.75%                   19.50%                  AA- / A3
           M-7                           $9,666,000         8.10%                   16.20%                 A+ / Baa1
           M-8                           $9,081,000         6.55%                   13.10%                 A- / Baa2
           M-9                           $8,202,000         5.15%                   10.30%                BBB+ / Baa3
                           -------------------------
      Total Offered                    $555,678,000

* Approximate

------------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Overview
------------------------------------------------------------------------------------------------------------------------------------
Delinquency Test:     The  determination  on any Distribution  Date that the percentage  obtained by dividing (x) the principal amount of (1) Mortgage  Loans  delinquent 60 days or more,  (2) Mortgage  Loans in  foreclosure,  (3) REO
                      Properties and (4) Mortgage Loans discharged due to bankruptcy by (y) the aggregate  principal balance of the Mortgage  Loans, in each case, as of the last day of the previous  calendar month,  exceeds 32.00% of the Credit Enhancement Percentage of the Class A Certificates.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 3

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-ASAP2
------------------------------------------------------------------------------------------------------------------------------------

                                      FOR ADDITIONAL INFORMATION PLEASE CALL:
                                      ---------------------------------------

-----------------------------------------------------------------------------------------
                                  Deutsche Bank Securities
-----------------------------------------------------------------------------------------

    Whole Loan Trading
    ------------------
    Michael Commaroto                              212-250-3114
    Paul Mangione                                  212-250-5786

    ABS Banking
    -----------
    Sue Valenti                                    212-250-3455
    Ernest Calabrese                               212-250-5859
    Patrick Lachanski                              212-250-2259

    ABS Structuring
    ---------------
    Bill Yeung                                     212-250-6893
    Chris Sudol                                    212-250-0507

    ABS Collateral
    --------------
    Reta Chandra                                   212-250-2729
    Jhoana Pajarillo                               212-250-8387
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                              Standard & Poor's Rating Service
-----------------------------------------------------------------------------------------

    Mark Goldenberg                                212-438-1641
    Mike Dougherty                                 212-438-6891

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                              Moody's Investors Service, Inc.
-----------------------------------------------------------------------------------------

    Karen Ramallo                                  212-553-0370
    Rachel Peng                                    212-553-3831

-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this term sheet relates.  Before you invest,  you should read the prospectus in that  registration  statement and other  documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at  212-250-7730.  This term sheet is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information  in this term sheet is  preliminary  and is subject to  completion or change.  The  information  in this term sheet,  if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar term sheet relating to these  securities.  THIS TERM SHEET IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES IN ANY STATE
WHERE SUCH OFFER,  SOLICITATION OR SALE IS NOT PERMITTED. The information in this term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change

                                                                 4